Summary Prospectus December 19, 2025
Sterling Capital Multi-Strategy Income ETF Sterling Capital Multi-Strategy Income ETF Shares SCMC

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated December 8, 2025 are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.sterlingcapitalfunds.com/funds. You can also get this information at no cost by calling 1-800-228-1872 or by sending an e-mail request to fundinfo@sterling-capital.com.

Investment Objective.

The Fund seeks to provide a competitive total return and current income.

Fee Table

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The investment advisory agreement between Sterling Capital Funds (the “Trust”) and Sterling Capital Management LLC (“Sterling Capital” or the “Adviser”) (the “Investment Advisory Agreement”) provides that the Adviser will pay all operating expenses of the Fund, except any Management Fees set forth in the table below, (ii) Distribution and Service (Rule 12b-1) Fees, distribution expenses, investment-related expenses of any kind, borrowing and other investment-related costs and fees, acquired fund fees and expenses, interest expenses, taxes and governmental fees, litigation and indemnification fees and expenses of any kind, custody or other expenses attributable to negative interest rates on investments or cash, short dividend expense, salaries and other compensation or expenses, including travel expenses, of any of the Trust’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of the Adviser or its subsidiaries or affiliates, organizational and offering expenses of the Trust and the Fund, costs related to any meetings of shareholders, fees or expenses incurred in connection with securities lending, any other expenses which are capitalized in accordance with generally accepted accounting principles, extraordinary expenses, and such other expenses as may be approved by the Fund’s Board. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.55%
Distribution and Service (12b-1) Fees(1)	None
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.55%

(1) The Fund has adopted a Rule 12b-1 Distribution Plan, and the Board of Trustees (the “Board”) has authorized a 12b-1 fee not to exceed 0.25% of the average daily net assets of Fund shares. No Distribution and Service (12b-1) fee is currently paid by the Fund or will be made during the first twelve (12) month period from the date of this prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Fund’s Board.

(2) Amounts have been estimated for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$56	$176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations as of the date of this prospectus, no portfolio turnover information is available.

Strategy, Risks and Performance

Principal Strategy

The Fund is an actively managed exchange-traded fund (“ETF”). To achieve its investment objective, the Fund seeks to provide total return, whether through price appreciation, or income, or a combination of both. Utilizing a flexible and unconstrained investment approach, the Fund evaluates various asset classes and may consider opportunities across both U.S. and non-U.S. markets.

Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus the amount of any borrowings for investment purposes) in bonds and other debt obligations. This investment policy is not fundamental, and if the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. For purposes of the Fund’s 80% investment policy, eligible bonds and other debt obligations include, but are not limited to:

●

Debt securities issued or guaranteed by the U.S. Government or non-U.S. governments, including their agencies and instrumentalities, political subdivisions (e.g., provinces and municipalities), and supranational entities (e.g., the World Bank);

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●	Corporate debt securities and commercial paper issued by U.S. and non-U.S. companies, including fixed and floating rate interest corporate bonds;

●	U.S. and non-U.S. mortgage-backed securities, both agency and non-agency, including commercial mortgage-backed securities (CMBS) and credit risk transfer (CRT) securities;

●	Other asset-backed securities (ABS), including fixed and floating rate collateralized loan obligations (CLOs);

●	Loans, including both fixed and floating rate loans;

●	Municipal securities issued by U.S. state and local governments, territories, and their agencies, which may or may not be exempt from U.S. federal income tax;

●	Insurance-linked securities (e.g., catastrophe bonds)

●	Derivatives relating to, or that provide investment exposure to, eligible bonds and other debt obligations;

●	Debt securities that are sold in private placement transactions and not publicly offered, including 144A restricted securities;

●	Yankee bonds, which are U.S.-dollar denominated bonds and notes issued by non-U.S. corporations or governments; and/or

●	Other fixed-income and variable interest (or floating rate) bonds, notes or debt obligations.

The Fund may also invest in hybrid securities, including but not limited to convertible securities, contingent convertible bonds (CoCos), and preferred stock, real estate investment trusts (REITs), and master limited partnerships (MLPs) provided these align with the Fund’s income-oriented objectives. The Fund may invest in debt securities of any credit quality, including both investment-grade and below-investment-grade (high-yield) debt securities. Investment-grade securities are those rated at the time of purchase in one of the top four highest rating categories by at least one Nationally Recognized Statistical Rating Organization (NRSRO) or deemed of comparable quality by the Fund’s investment adviser.

The Fund may invest in securities of non-U.S. issuers denominated in any currency, including issuers located in both developed and emerging markets and instruments that are economically tied to both developed and emerging market countries. Currency exposure may be hedged to the U.S. dollar, or the Fund may take active non-U.S. currency positions, including long and short exposures, independent of underlying securities.

To implement its investment strategy, the Fund may invest in ETFs and other investment companies, including affiliated funds.

The Fund may invest in debt securities of any maturity and is not subject to limits or specific ranges on minimum or maximum average portfolio maturity or duration. A negative duration may be employed to seek to mitigate the impact of changes in interest rates. Maturity merely measures the time until final payment is due. Unlike maturity, duration accounts for the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The Fund may engage in active and frequent trading of portfolio securities to achieve its objective.

The Fund utilizes a sub-adviser, Guardian Capital LP (the “Sub-Adviser”), to help manage the Fund’s derivatives investments (the “Derivatives Sleeve”). The Sub-Adviser, which is overseen by the Fund’s adviser, Sterling Capital Management LLC (the “Adviser”), provides investment recommendations to the Adviser regarding the selection and allocation of derivatives investments for the Fund, and the Adviser, with the recommendations of the Sub-Adviser, determines final weightings of derivatives within the Fund through its asset allocation process. The Fund may seek to hedge currency and credit risk or gain exposure to bonds and other debt obligations and various market sectors using derivatives. Within the Derivative Sleeve, the Sub-Adviser may utilize a broad range of derivative instruments such as (i) futures, including Treasury futures and options on Treasury futures and index futures, (ii) forwards, including currency forwards, (iii) swaps, including single name and index credit default swaps, interest rate swaps, currency swaps, and total return swaps, and (iv) options, including options on futures, currencies, and indices. Currency derivatives may be used to hedge non-dollar denominated securities or to express active currency views. The Fund may utilize other derivatives to achieve the Fund’s investment objective, subject to review and approval by the Adviser.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:

●

The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s net asset value (“NAV”), there may be times when the market price reflects a significant premium or discount to NAV, including during periods of high market volatility or other unusual market conditions.

●	Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.

●

The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.

●

Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able

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to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

●

To the extent that the Fund effects its creation and redemptions in cash, as it intends regularly to do, the Fund may need to sell securities to generate the necessary funds for a redemption. Such sales may result in the Fund realizing capital gains, which under applicable tax regulations must be distributed to all shareholders, leading to potential tax liabilities for shareholders that would not have been incurred had the redemptions been in-kind. Such cash redemptions may also result in the Fund incurring brokerage costs that might not have been incurred if the purchase or redemption of Creation Units were effected in kind, and the imposition of such costs may decrease the Fund’s net asset value. The use of cash creations and redemptions may also cause the Fund’s shares to trade in the market at wider bid-ask spreads or greater premiums or discounts to the Fund’s NAV.

Interest Rate Risk: The possibility that the value of the Fund’s investments will change or decline due to a change in interest rates. Interest rate risk is generally higher for longer-term debt instruments and lower for shorter-term debt instruments.

Credit Risk: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk. Changes in actual or perceived creditworthiness may occur quickly.

Market Risk: The possibility that the Fund’s investment holdings will decline in price because of a market decline, or other domestic, regional, or global events. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Liquidity Risk: The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

High-Yield/High-Risk Debt Securities: High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. Mortgage-backed securities are also subject to pre-payment risk. Due to their often complicated structures, various mortgage-backed and asset-backed securities may be difficult to value and may constitute illiquid securities. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer protection credit laws with respect to these securities, which may give the debtor the right to avoid or reduce payment.

Bank Loan Risk: Bank loan risk is the risk of investing in corporate loans made by commercial banks and other financial institutions or institutional investors to companies that need capital to grow or restructure, which includes interest rate risk, liquidity risk and prepayment risk. The Fund may also be subject to the credit risk of other financial institutions and the risks associated with insufficient collateral securing a bank loan, limited available public information about a bank loan, delayed settlement, and less protection for holders of bank loans as compared to holders of registered securities.

MLP Risk. Investments in MLPs are generally subject to many of the risks that apply to partnerships. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. Investments held by MLPs may be illiquid. Certain MLPs may also be subject to leverage risk.

Foreign Investment Risk: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Emerging Markets Risk: The risks associated with foreign investments (see “Foreign Investment Risk” above) are particularly pronounced in connection with investments in emerging markets.

Derivatives Risk: The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The Fund’s use of derivatives such as futures transactions and swap transactions involves other risks, such as the credit risk relating to the other party to a derivative contract (which is heightened for over-the-counter swaps and other derivatives as compared to centrally cleared derivatives), the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates or indices. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. When the Fund uses credit default swaps to gain indirect long exposure to an issuer or a fixed income security by selling credit protection on such issuer or security, the Fund is exposed to the risk that it will be required to pay the full notional value of the swap contract in the event of a default.

Investment Company Risk: Investing in another investment company or pooled vehicle, including ETFs and business development companies, subjects a Fund to that company’s risks, including the risk that the investment company or pooled vehicle will not perform as expected. The Adviser may have an economic incentive to invest a portion of a Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by such Fund directly in portfolio securities, or may choose to invest in such investment companies over investment companies sponsored or managed by others. Similarly, the Adviser may delay or decide against the sale of interests held by a Fund in investment companies sponsored or managed by the Adviser or its affiliates, where it might do otherwise if the Fund were invested in investment companies managed or sponsored by others.

Management Risk: The risk that an investment technique used by the Fund’s portfolio manager may fail to produce the intended result.

Operational and Technology Risk: Cyber-attacks, disruptions, or failures that affect the Fund’s service providers, counterparties, market participants, or issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

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Company-Specific Risk: The possibility that a particular investment may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Convertible Securities Risk: Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

Preferred Stock Risk: Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.

Counterparty Risk: The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Dividend Risk: Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Estimated Maturity Risk: The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

ETF Risk: The risks associated with investing in ETFs include the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in the ETF being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF than owning the underlying portfolio of securities directly.

Fixed Income Market Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity.

Focused Investment Risk: Investments focused in asset classes, countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated.

Foreign Currency Transaction Risk: Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will fluctuate in value relative to the U.S. dollar.

Income Risk: The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally higher for shorter-term bonds and lower for longer-term bonds.

Leverage Risk: The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

Municipal Securities Risk: Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal obligations are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States. The ability of municipalities to meet their obligations will depend on the availability of tax and other revenues, economic, political and other conditions within the state and municipality, and the underlying fiscal condition of the state and municipality. As with other fixed income securities, municipal securities also expose their holders to market risk because their values typically change as interest rates fluctuate.

Prepayment/Call Risk: When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates.

Real Estate-Related Investment and REIT Risk: Real estate-related investments may decline in value as a result of factors affecting the real estate industry. Risks associated with investments in securities of companies in the real estate industry include decline in the value of the underlying real estate, default, prepayment, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which the Fund invests.

U.S. Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (such as Fannie Mae or Freddie Mac securities). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Variable and Floating Rate Instrument Risk: Variable and floating rate instruments are generally less sensitive to interest rate changes than other fixed rate instruments; however, the value of floating rate instruments may decline if their interest rates do not rise as quickly, or as much, as general interest rates.

Private Placement Risk: Privately issued securities are restricted securities that are not publicly traded, and may be less liquid than those that are publicly traded. Accordingly, the Fund may not be able to redeem or resell its interests in a privately issued security at an advantageous time or at an advantageous price which may result in a loss to the Fund.

Yankee Bond Risk: Yankee bonds are subject to the same risks as other debt issues, notably credit risk, market risk, currency and liquidity risk. Other risks include adverse political and economic

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developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding or other taxes; and the expropriation or nationalization of foreign issuers.

Options Risk: There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange.

Swap Risk: A swap is a contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and valuation risk (i.e., swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Credit Default Swaps Risk: A credit default swap enables an investor to buy or sell protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring. Credit default swaps are subject to credit risk of the underlying issuer and to counterparty credit risk. If the counterparty fails to meet its obligations, the Fund may lose money.

Futures Contracts Risk. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced.

Forward Currency Contracts Risk: A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in foreign currency exchange rates. While forward foreign currency exchange contracts do not eliminate fluctuations in the value of foreign securities, they do allow the Fund to establish a fixed rate of exchange for a future point in time. Use of such contracts, therefore, can have the effect of reducing returns and minimizing opportunities for gain. The Fund could also lose money when the contract is settled.

Insurance-Linked Securities Risk. The Fund invests in insurance-linked securities which help insurers pay claims if certain insured risks or events happen, including natural or man-made catastrophes such as fires and floods. As a result these securities are particularly exposed to sudden substantial or total loss.

Credit Risk Transfer Securities Risk. Credit Risk Transfer (CRT) securities carry risks related to the performance of the underlying loan pools, potential illiquidity, and sensitivity to broader macroeconomic conditions. While they offer investors exposure to mortgage credit risk, they lack the government guarantee found in traditional agency mortgage-backed securities (MBS). The primary risk for CRT investors is that a large number of borrowers in the underlying loan pool will default on their mortgages. In addition, the CRT market is not as liquid as the market for standard agency mortgage backed securities, and because CRTs are tied to mortgage loans, they are also exposed to risks related to borrower refinancing.

New Fund: Because the Fund is new, it has a relatively small number of shareholders and assets under management. As a result, the portfolio managers may experience difficulties in fully implementing the Fund’s investment program and may be less able to respond to increases in shareholder transaction activity. The Fund’s limited operating history could make it more difficult to evaluate the performance of the portfolio managers and the Fund’s investment strategies. In addition, there can be no assurance that the Fund will ultimately grow to an economically viable size, which could lead to the Fund eventually ceasing its operations.

For more information about the Fund’s risks, please see the “Additional Investment Strategies and Risks” section in this Prospectus.

Performance

Because the Fund has not yet commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this prospectus. Updated performance information is available at no cost by visiting www.sterlingcapital.com/etf or by calling (888) 637-7798.

Management

Investment Adviser

Sterling Capital Management LLC
Sub-Adviser
Guardian Capital LP

Portfolio Managers

Byron G. Mims, CFA®
Executive Director of Sterling Capital, Senior Fixed Income Portfolio Manager, and Co-Portfolio Manager
Since inception

Robert A. Brown, CFA®
Managing Director of Sterling Capital, Head of Non-Investment Grade Credit, and Co-Portfolio Manager
Since inception

Michael Sun, CFA®
Executive Director of Sterling Capital, Senior Portfolio Manager, and Co-Portfolio Manager
Since inception

Constantinos Bourdos, CIM®, CFA®
Head of Investment Solutions for the Sub-Adviser
Co-Portfolio Manager
Since inception

Purchase and Sale of Fund Shares

Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs

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attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at www.sterlingcapital.com/etf.

Tax Information

The Fund normally distributes its net investment income and net realized capital gains, if any, to shareholders. These distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan (which may be taxable upon withdrawal) or an individual retirement account (which may be taxable upon withdrawal). A sale of shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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SCMC-SP-12122025

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